Supplement to the
Fidelity® Select Portfolios®
Energy Portfolio
April 29, 2025
Prospectus

Maurice FitzMaurice no longer serves as Co-Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty (Portfolio Manager) has managed the fund since 2024.
The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty is Portfolio Manager of Energy Portfolio, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2012, Ms. Dougherty has worked as a research analyst and portfolio manager.
The following information replaces similar information found in the "Investment Details" section under the "Principal Investment Strategies" heading.
The fund has a policy of investing primarily in companies engaged in specified activities. This policy cannot be changed without a vote of the fund's shareholders. The fund also has a policy of normally investing at least 80% of its assets in securities of companies principally engaged in specified activities. This policy can be changed without a vote only upon 60 days' prior notice to shareholders of the fund.
The following information supplements information found in the "Investment Details" section under the "Fundamental Investment Policies" heading.
Energy Portfolio invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.
SELNR-PSTK-1025-130 1.913321.130	October 30, 2025